UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
November 15, 2007
Date of report (Date of earliest event reported)
Wireless Ronin Technologies, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	1-33169	41-1967918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5929 Baker Road, Suite 475
Minnetonka, Minnesota 55345
(Address of principal executive offices, including zip code)
(952) 564-3500
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(e)	Amendment to 2006 Equity Incentive Plan
     On November 15, 2007, our shareholders approved an amendment to our 2006 Equity Incentive Plan that increased the total number of shares for which awards may be granted from 1,000,000 to 1,750,000. The terms and conditions of such plan are set forth under the caption “Proposal No. 2 Amendment to 2006 Equity Incentive Plan” in our Definitive Schedule 14A (Proxy Statement) filed with the Securities and Exchange Commission on October 2, 2007. Such description, which is qualified in its entirety by reference to the Amended and Restated 2006 Equity Incentive Plan at Exhibit 10.1 to this report, is incorporated by reference in response to this Item 5.02.
Adoption of 2007 Associate Stock Purchase Plan
     On November 15, 2007, our shareholders approved the adoption of our 2007 Associate Stock Purchase Plan. The terms and conditions of such plan are set forth under the caption “Proposal No. 3 Approval of 2007 Associate Stock Purchase Plan” in our Definitive Schedule 14A (Proxy Statement) filed with the Securities and Exchange Commission on October 2, 2007. Such description, which is qualified in its entirety by reference to the 2007 Associate Stock Purchase Plan at Exhibit 10.2 to this report, is incorporated by reference in response to this Item 5.02.

ITEM 8.01	OTHER EVENTS
Election of Directors
     On November 15, 2007, our shareholders elected the following six persons to serve on our board of directors until the next annual meeting of shareholders and until their respective successors are elected and duly qualified: Jeffrey C. Mack, Gregory T. Barnum, Thomas J. Moudry, William F. Schnell, Brett A. Shockley, and Carl B. Walking Eagle Sr.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(d)	See “Exhibit Index.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2007	Wireless Ronin Technologies, Inc.
	By:	/s/ John A. Witham
John A. Witham
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Amended and Restated 2006 Equity Incentive Plan (incorporated by reference to our Definitive Schedule 14A (Proxy Statement), filed on October 2, 2007 (File No. 001-33169)).

10.2	2007 Associate Stock Purchase Plan (incorporated by reference to our Definitive Schedule 14A (Proxy Statement), filed on October 2, 2007 (File No. 001-33169)).